ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000



                                                                    EXHIBIT 10.2
                                                                    ------------

                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT (the "Agreement") is made and entered into as of this 1st day of June, 2000 (the "Effective Date") by and between The Publishing Company of North America, Inc., a Florida corporation (the "Company") and Martin L. Hoffman, the sole shareholder of rfpNOW.com, inc., a Florida corporation (the "Shareholder").

         NOW THEREFORE, in consideration of the mutual promises and the covenants and promises hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.        EXCHANGE OF SHARES.
                  ------------------

         1.1 Exchange. On the terms and subject to the conditions set forth in this Agreement, at the Closing the Shareholder will sell, convey, transfer and assign to the Company, and the Company will purchase and accept from the Shareholder all right, title and interest in and to the issued and outstanding shares of common stock of rfpNOW.com, inc. owned by Shareholder in exchange for 90,000 shares of restricted common stock of the Company.

         1.2 Assets. As of the date of Closing, the assets of rfpNOW.com, inc. shall consist of the Contracts, Intellectual Property, Tangible and Intangible Assets and Records and Documents described in Section 1.2 (a) through (d) hereof (collectively, the "Assets"), free and clear of all liens.

                  (a) Contracts. All rights and benefits of the Shareholder under all agreements associated with the Assets, any and all other license and other agreements (if any), including, without limitation, those set forth on
Schedule 1.2 (a). "Contracts" means all contracts, agreements and other arrangements whether written or oral, to which rfpNOW.com, inc. is a party as to which the breach, non-performance, failure to renew, or cancellation could have a material adverse effect on the Assets.

                  (b) Intellectual Property. All rights, title and interest in and to, all United States and foreign licenses, copyrights (registered and unregistered) and copyright applications, and Computer Software and other rights associated with the foregoing, existing now or in the future with respect to the Assets, including, without limitation the right to sue for past infringement thereof and all other proprietary rights that rfpNOW.com, inc. owns, licenses, or possesses the right to use with respect to the Assets (collectively, the "Intellectual Property"). The Intellectual Property is listed on Schedule 1.2
(b). "Computer Software" means all computer source codes, programs, data files, and other software (including both applications software and


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

operating software), including all machine readable code, printed listings of code, documentation, and related property and information relating to the Assets.

                  (c) Tangible and Intangible Assets. All tangible and intangible personal property rights of rfpNOW.com, inc. in and to the Assets (the "Tangible and Intangible Assets"), which are reflected on Schedule1.2(c).

                  (d) Records and Documents. All books, records, files, papers, databases, and other data (whether such information is stored in print, on electronic media, or pursuant to any audio or video recording) located at rfpNOW.com, inc.'s facilities or elsewhere in rfpNOW.com, inc.'s custody or control (directly or indirectly), or pertaining to the Assets, all of which are reflected on Schedule 1.2(d), except that Shareholder may retain duplicate copies and computer files for the sole purpose of reference, updating and correction, but for no other purpose.

         1.3 Closing Date. The closing ("Closing") shall occur on or before June 9, 2000 (the "Closing Date"). The Closing will take place at 10:00 a.m. at the offices of Michael Harris, P.A., 1645 Palm Beach Lakes Blvd., Suite 550, West Palm Beach, Florida, 33401, or, at such other date, time and place or manner, as may be agreed upon by the parties.

SECTION 2.        PURCHASE PRICE.
                  --------------

         2.1 Purchase Price. The Company shall convey, transfer, assign 90,000 unregistered shares of common stock of the Company ("Common Stock") in exchange for all of the issued and outstanding shares of common stock of rfpNOW.com, inc. held by Shareholder. The shares of Common Stock may resold in the future under Rules 144 or 144A under the Securities Act of 1933 (the "Securities Act"), subject to compliance with all of the provisions of the Rules. Rule 144 provides that securities may be resold after a one-year holding period from the date of payment subject to compliance with the Rule. Among other things, an order to sell the securities may only be placed after Form 144 has been mailed to the Securities and Exchange Commission, the securities must be sold to or through a broker-dealer, the volume limitations must be met (i.e., the greater of 1% of the outstanding shares or the average weekly trading volume for the four weeks preceding the filing of Form 144) and there can be no solicitation of any buy orders. Rule 144A applies to sales to institutions which are "qualified institutional buyers".

         2.2      Registration Rights.

                  (a)       Piggyback Registration.

                           (i) Each time that the Company proposes for any
reason to register any of its Common Stock under the Securities Act in connection with the proposed offer and sale of its Common Stock , either for its own account or on behalf of any other security holder ("Proposed Registration"), other than pursuant to a registration statement on Forms S-4, S-8 or any similar forms, the Company shall promptly give written notice of such Proposed Registration to


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

Shareholder, and shall offer to Shareholder the right to request inclusion of his Common Stock issued pursuant to the terms of the Agreement in the Proposed Registration.

                           (ii) The Shareholder shall have 30 days from the
receipt of such notice to deliver to the Company a written request specifying the number of shares of Common Stock that Shareholder intends to sell in the Proposed Registration, as well as information on Shareholder's intended method of disposition.

                           (iii) If the Proposed Registration by the Company is,
in whole or in part, an underwritten public offering, the Company shall so advise Shareholder and any request must specify that his Common Stock be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration.

                           (iv) Upon receipt of a written request the Company
shall promptly use its best efforts to cause all such shares of Common Stock held by Shareholder to be registered under the Securities Act (and included in any related qualifications or registration under blue sky laws) , to the extent required to permit sale or disposition as set forth in the Proposed Registration.

                           (v) If the offering is to be an underwritten
offering, and Shareholder proposes to distribute its shares of Common Stock through such underwritten offering, Shareholder agrees to enter into an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company. The Shareholder may withdraw his Common Stock from such offering at any time until the day prior to the effective date by written notice to the Company and the managing underwriter.

Notwithstanding the foregoing, if in its good faith judgment the managing underwriter determines and advises the Company in writing that the inclusion of the Common Stock issued to Shareholder pursuant to the Agreement in the underwritten public offering, together with any Common Stock offered by the Company, would interfere with the successful marketing of such securities, the managing underwriter may exclude the Common Stock owned by the Shareholder from the Proposed Registration as long as all shares of Common Stock owned by the Company's officers, directors and 5% shareholders are excluded.

                  (b) Preparation and Filing. If and whenever the Company is under an obligation pursuant to this Agreement to use its best efforts to effect the registration of any shares of its Common Stock, the Company shall, as expeditiously as practicable:

                           (i) prepare and file with the Securities and Exchange
Commission (the "Commission") a registration statement for such securities, and use its best efforts to cause such registration statement to become and remain effective in accordance with Section 2(b) hereof;

                           (ii) prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

may be necessary to keep such registration statement effective until the earlier of (A) the sale of all Common Stock covered thereby or (B) three months after the effective date of the registration statement, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Common Stock covered by such registration statement;

                           (iii) furnish to the Shareholder such number of
copies of any prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holder may reasonably request, to facilitate the public sale or other disposition of such shares of Common Stock issued to Shareholder pursuant to this Agreement;

                           (iv) use its best efforts to register or qualify the
Common Stock covered by such registration statement under the securities or blue sky laws of New York and up to three other states that do not impose what is commonly referred to as merit review (except to the extent provided in Section 2(a)(iv)) and do all other acts or things which may be necessary or advisable to enable Shareholder to consummate the public sale or other disposition in such jurisdictions of such Common Stock; provided, however, that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then subject to process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes;

                           (v) at any time when a prospectus required to be
delivered under the Securities Act, notify Shareholder of the happening of any event as a result of which the prospectus included in such registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such holder, as promptly as practicable prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (vi) if the Company has delivered preliminary or
final prospectuses to Shareholder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify Shareholder and Shareholder , if requested, shall immediately cease making offers of his Common Stock and return all prospectuses to the Company. The Company shall promptly provide Shareholder with revised prospectuses and, following receipt of the revised prospectuses, Shareholder shall be free to resume making offers of the Common Stock.

                  (c) Expenses. The Company shall pay all expenses incurred in complying with this Section 2.2, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD Regulation, Inc.), fees and expenses of complying


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

with securities and blue sky laws, printing expenses, and fees and disbursements of the Company's counsel; provided, however, that all underwriting discounts and selling commissions, attorneys' fees of Shareholder, if any, and selling expenses applicable to the Common Stock issued to Shareholder and covered by registration effected pursuant to this Section 2.2 hereof, shall be borne by Shareholder.

SECTION 3.        REPRESENTATIONS AND WARRANTIES.
                  ------------------------------

         3.1 Shareholder's Representations and Warranties. The Shareholder hereby represents and warrants to the Company, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing Date, as follows:

                  (a) Organization and Qualification. rfpNOW.com, inc. is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. rfpNOW.com, inc. has all requisite power and authority to own those properties and conduct those businesses presently owned or conducted by it, and is duly qualified to do business as it is now being conducted and is in good standing as a foreign corporation in each other jurisdiction where the property owned, leased or used by it or the conduct of its business makes such qualification necessary. The copies of the articles of incorporation and bylaws of rfpNOW.com, inc., which have been (or will be, at least two days before the Closing Date) delivered to the Company, are complete and correct and are in full force and effect at the date hereof.

                  (b) Authorization; No Restrictions, Consents or Approvals. The Shareholder has full power and authority to enter into and perform this Agreement. This Agreement has been duly executed by the Shareholder and constitutes the legal, valid, binding and enforceable obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms. The execution and delivery of this Agreement, the exchange of Shares and the consummation by rfpNOW.com, inc. of the transactions contemplated herein, do not and will not on the Closing Date (i) conflict with or violate any of the terms of the articles of incorporation and bylaws of rfpNOW.com, inc. or any applicable law relating to the Shareholder or rfpNOW.com, inc., (ii) conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any agreement, obligation or instrument by which the Shareholder rfpNOW.com, inc. is bound or to which any property of the Shareholder or rfpNOW.com, inc. is subject, or constitute a default thereunder, (iii) result in the creation or imposition of any lien on any of the assets of the Shareholder or rfpNOW.com, inc., (iv) constitute an event permitting termination of any agreement or instrument to which the Shareholder or rfpNOW.com, inc. is a party or by which any property or asset of the Shareholder or rfpNOW.com, inc. is bound or affected, pursuant to the terms of such agreement or instrument, or (v) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which the Shareholder or rfpNOW.com, inc. is a party or by which the Shareholder or rfpNOW.com, inc. may be bound, or result in the violation by the Shareholder or rfpNOW.com,


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

inc. of any laws to which the Shareholder or rfpNOW.com, inc. may be subject, which would materially adversely affect the transactions contemplated herein. No authorization, consent or approval of, notice to, or filing with, any public body or governmental authority or any other person is necessary or required in connection with the execution and delivery by the Shareholder of this Agreement or the performance by the Shareholder of his obligations hereunder.

                  (c) Capitalization. The authorized capitalization of rfpNOW.com, inc. consists of 500 shares of common stock, $ 1.00 par value, 500 of which are issued and outstanding and owned by the Shareholder.

                  (d) Subsidiaries. rfpNOW.com, inc. has no subsidiaries and does not own any interest in any corporation, partnership, joint venture, limited liability company, association, trust or entity.

                  (e) Brokers' Fees. rfpNOW.com, inc. has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Company could become liable or obligated.

                  (f) No Operations. rfpNOW.com, inc. was organized on April 9, 1999 and has never conducted operations or incurred any liability.

                  (g) Assets. rfpNOW.com, inc. has good and marketable title to the Assets, free and clear of any lien, which Assets are reflected on Schedules
1.2 (a), (b), (c) and (d). Such Assets are not subject to any Contracts other than those listed on Schedule 1.2 (a).

                  (h) Employees. rfpNOW.com, inc. does not now have, or has ever had employees.

                  (i) Intellectual Property and Tangible and Intangible Assets. rfpNOW.com, inc. owns or possesses all right, title and interest (or holds valid licenses) to use, whether or not registered, all Intellectual Property and Tangible and Intangible Assets . Schedules 1.2 (b) and (c) set forth a complete and accurate list of all such Intellectual Property and Tangible and Intangible Assets (identifying those owned and those licensed), including all United States, state and foreign registrations or applications for registration thereof and all agreements (including, without limitation, agreements pursuant to which the Shareholder has granted licenses to third parties to use any Intellectual Property or Intangible Asset) relating thereto. All actions reasonably necessary to maintain the registered Intellectual Property and Tangible and Intangible Assets have been taken by rfpNOW.com, inc. rfpNOW.com, inc. is not required to pay any royalty, license fee or similar compensation with respect to the Assets in connection with the current or prior conduct of its business. The use by rfpNOW.com, inc. of any of the Intellectual Property or Tangible and Intangible Assets does not violate the proprietary rights of any other person and no claims have been asserted by any person with respect to the use of the Assets by rfpNOW.com, inc. No person is infringing upon the Assets. rfpNOW.com, inc. has taken reasonable security measures to protect the secrecy, confidentiality and value of the Intellectual


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

Property. Except as set forth in Schedule 3.1(i), no person, other than rfpNOW.com, inc., owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part, in the Assets. rfpNOW.com, inc. is not a party to any confidentiality, secrecy or similar agreements with third parties.

                  (j) Disclosure. No statement, representation or warranty by the Shareholder in this Agreement, including the Schedules hereto, contains any untrue statement of material fact, or omits to state a material fact, necessary to make such statements, representations and warranties not misleading. There is no fact known to the Shareholder which has specific application to the Assets, and, so far as the Shareholder can reasonably foresee, materially threatens in the future, the Assets which has not been set forth in this Agreement or the Schedules hereto.

         3.2 Company's Representations and Warranties. The Company hereby represents and warrants to the Shareholder, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing Date, as follows:

                  (a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company has all requisite power and authority to own those properties and conduct those businesses presently owned or conducted by it, and is duly qualified to do business as it is now being conducted and is in good standing as a foreign corporation in each other jurisdiction where the property owned, leased or used by it or the conduct of its business makes such qualification necessary, except in any case where a failure so to qualify would not have a material adverse effect on the Company. The copies of the articles of incorporation and bylaws of the Company, which have been delivered to the Shareholder, are complete and correct and are in full force and effect at the date hereof.

                  (b) Authorization; No Restrictions, Consents or Approvals. The Company has full power and authority to enter into and perform this Agreement and all corporate action necessary to authorize the execution and delivery of this Agreement and the performance its obligations hereunder has been duly taken. This Agreement has been duly executed by the Company and constitutes the legal, valid, binding and enforceable obligation of the Company, enforceable against the Company in accordance with its terms.

                  (c) Disclosure. No statement by the Company in the documents described in the receipt attached hereto, contains any untrue statement of a material fact, or omits to state any material fact, necessary to make such statements, in the light of the circumstances under which they were made, not misleading. The Company knows of no material fact which specifically applies to the Company and (so far as the Company can reasonably foresee) materially threatens the Company or its business, which has not been disclosed in such documents, or disclosed to the shareholder.

                  (d) No Broker. The Company has used no broker, and knows of no broker, which may have a claim against Shareholder for brokerage of this transaction.


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

SECTION 4.        COVENANTS PRIOR TO CLOSING.
                  --------------------------

         The Shareholder covenants that, except as otherwise consented to in writing by the Company, from and after the date hereof until the Closing or the earlier termination of this Agreement the Shareholder (i) will use reasonable efforts consistent with past practice to preserve the Assets, (ii) shall not shall not enter into any contract, lease, license, obligation, indebtedness, commitment, purchase or sale relating to the Assets; and (iii) shall not enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, or permit any Lien to be placed upon the Assets.

SECTION 5.        CLOSING.
                  -------

         5.1 Conditions to the Company's Obligations. The obligations of the Company under this Agreement, (including, without limitation, the obligation to consummate and effect the exchange of shares), shall be subject to satisfaction of the following conditions, unless waived by the Company:

                  (a) The Shareholder shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                  (b) All representations and warranties of the Shareholder herein shall have been true and correct in all material respects when made (or will have been made true and correct by the Closing Date), shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing Date as though made on, as of and with reference to such Closing Date.

                  (c) There shall not have occurred any material adverse change with respect to the Assets or rfpNOW.com, inc.

                  (d) The Shareholder shall have executed and delivered to the Company all documents necessary to transfer all issued and outstanding shares of common stock of RfpNOW.com, inc. to the Company, as contemplated by this Agreement.

                  (e) The Shareholder shall have delivered to Company an opinion, dated the Closing Date, substantially in a form reasonably satisfactory to the Company which shall include the subject matter contained in Section 3.1
(a) (b), (c) and (g).

         5.2 Conditions to the Shareholder's Obligations. The obligations of the Shareholder under this Agreement, (including, without limitation, the obligation to consummate and effect the share exchange) shall be subject to satisfaction of the following conditions, unless waived by the Shareholder:


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

                  (a) The Company shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder, at or prior to the Closing Date.

                  (b) All of the representations and warranties of the Company herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing Date as though made on, as of, and with reference to such Closing Date.

         5.3 The Shareholder's Closing Documents. At the Closing, the Shareholder shall deliver to the Company, in form and substance reasonably satisfactory to the Company, all consents required under the Contracts, and appropriate documents to effect or evidence the sale, conveyance, assignment and transfer to the Company of the issued and outstanding shares of common stock of rfpNOW.com, inc. as contemplated hereby and necessary to place the Company, in full possession and enjoyment of all issued of outstanding shares of common stock of rfpNOW.com, inc. as contemplated hereby, including the following:

                  (a) A certificate evidencing the issued rfpNOW.com, inc. outstanding shares of common stock of rfpNOW.com, inc., registered in the name of the Company.

                  (b) Copies of rfpNOW.com, inc.'s bylaws and resolutions adopted by the board of directors of rfpNOW.com, inc. authorizing the execution and delivery of, and performance of the Shareholder's obligations under, this Agreement, certified by the Secretary or an Assistant Secretary of rfpNOW.com, inc..

                  (c) A certified copy of rfpNOW.com, inc.'s articles of incorporation, including amendments, if any, together with a certificate of good standing for rfpNOW.com, inc. issued by the Secretary of State of the jurisdiction of its incorporation and dated not more than 20 business days prior to the Closing Date.

SECTION 6.        SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.
                  -----------------------------------------------------------

         6.1 Survival of Representations and Warranties and Covenants. The representations, warranties, covenants, and obligations of the Company and the Shareholder set forth in this Agreement and in any certificate, agreement, or instrument delivered in connection with the transactions contemplated hereby, shall survive the Closing for a period of three years.

         6.2 Indemnification by the Shareholder. In addition to and not in limitation of the Shareholder's indemnification obligations set forth elsewhere in this Agreement, Shareholder shall, defend, indemnify, and hold harmless the Company and its affiliates and its respective officers, directors, shareholders, agents and employees (individually, a "Company Indemnitee" and collectively the "Company Indemnitees"), from and against any and all claims, losses, deficiencies, liabilities, obligations, damages, penalties, punitive damages, costs, and expenses


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

(including, without limitation, reasonable legal, accounting and consulting fees), whether or not resulting from third party claims (collectively, "Losses"), suffered by a Company Indemnitee, which arise out of or result from:

                  (a) any inaccuracy or misrepresentation in or breach of any of the representations, warranties, covenants or agreements made by the Shareholder in this Agreement or in any document, certificate or affidavit delivered by the Shareholder pursuant to the provisions of this Agreement;

                  (b) any obligation, liability, debt or commitment of rfpNOW.com, inc. which is not disclosed herein, whether or not paid by the Company; and

                  (c) any other matter related to the use or ownership of the Assets prior to the Closing (including, but not limited to, all acts, omissions and conditions existing or occurring prior to the Closing for which any of the Company Indemnitees is alleged to be liable pursuant to any successor or similar theory of liability).

         6.3 Indemnification By The Company. The Company shall defend, indemnify and hold harmless, the Shareholder from and against any and all Losses, suffered by the Shareholder, which arise out of or result from any inaccuracy or misrepresentation in or breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in any document, certificate or affidavit delivered by the Company pursuant to the provisions of this Agreement.

         6.4 Indemnification Payments. All indemnity payments, whether by the Company or the Shareholder, to be made under this Agreement, shall be made in immediately available funds.

         6.5 Procedure for Third Party Claims.

                  (a) Notice to the indemnifying party shall be given promptly after receipt by the Shareholder or the Company Indemnitee of actual knowledge of the commencement of any action or the assertion of any claim that will likely result in a claim by it for indemnity pursuant to this Agreement. Such notice shall set forth in reasonable detail the nature of such action or claim to the extent known, and include copies of any written correspondence or pleadings from the party asserting such claim or initiating such action. The indemnified party shall be entitled, at its own expense, to assume or participate in the defense of such action or claim. If the indemnifying party assumes the defense of such action or claim, it shall be conducted by counsel chosen by such party and approved by the party seeking indemnification, which approval shall not be unreasonably withheld.

                  (b) For actions where the indemnifying party does not exercise its right to assume the defense, the party seeking indemnification shall assume and control the defense of and contest such action with counsel chosen by it and approved by the indemnifying party, which approval shall not be unreasonably withheld. The indemnifying party shall be entitled to


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                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

participate in the defense of such action, the cost of such participation to be at its own expense. The indemnifying party shall pay the reasonable attorneys' fees and expenses of the party seeking indemnification to the extent that such fees and expenses relate to claims as to which indemnification is payable under Sections 6.2 or 6.3, as such expenses are incurred.

                  (c) Both the indemnifying party and the indemnified party shall cooperate fully with one another in connection with the defense, compromise, or settlement of any such claim or action, including, without limitation, by making available to the other all pertinent information and witnesses within its control.

                  (d) No indemnified party shall have the right to settle any action brought against it without the consent of the indemnifying party. The indemnifying party shall have the right to settle any action brought against an indemnified party as long as the indemnified party has been delivered a complete release as a condition of the settlement.

         6.6 Remedies Cumulative. The remedies provided for herein shall be cumulative and shall not preclude assertion by any party of any other rights or the seeking of any other remedies against any other party. Section 6.6 shall not limit, impair or modify any provisions of this Agreement or otherwise impose any additional liability or obligation on the Company for any liability or obligation of the Shareholder ,other than the Company's obligation to indemnify the Shareholder hereunder.

         6.7 Successors. The merger, consolidation, liquidation, dissolution or winding up of, or any similar transaction with respect to the parties hereto, shall not affect in any manner the obligations of the parties pursuant to
Section 6 or any other term or provision of this Agreement, and the parties covenant and agree to make adequate provision for their liabilities and obligations hereunder in the event of any such transaction.

SECTION 7.        GENERAL PROVISIONS.
                  ------------------

         7.1 Documentary Taxes. Each party shall pay any documentary or other taxes, arising from the issuance of any capital stock by such party.

         7.2 No Third Party Beneficiaries. Nothing in this Agreement shall it be construed, to confer any rights or benefits upon any person (including, but not limited to, any employee or former employee of the Shareholder) other than the parties hereto, and solely to the extent provided in Section 6, the Shareholder and the Company Indemnitees, and no other person ,shall have any rights or remedies hereunder.

         7.3 Specific Performance. Each of the parties acknowledges and agrees that the other parties would be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each party agrees that the other party shall be entitled, without the necessity of pleading or proving irreparable harm or lack of an adequate remedy at law or posting any bond or other security, to


                                   Page E-21

                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof. Any such claim for specific performance shall be brought and determined in the appropriate federal or state court, in the State of Florida and in no other forum. The parties hereby irrevocably submit to the jurisdiction of any such Florida state court or federal court in Florida, in connection with such claim for a specific performance.

         7.4 Severability. If any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         7.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

         7.6 Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors, heirs and permitted assigns.

         7.7 Notices. Any notice, report, demand, waiver, consent or other communication given by a party under this Agreement shall be in writing, may be given by a party or its legal counsel, and shall deemed to be duly given upon delivery by Federal Express or similar overnight courier service which provides evidence of delivery, or when delivered by facsimile transmission if a copy thereof is also delivered in person or by overnight courier. Notices of address change shall be effective only upon receipt notwithstanding the provisions of the foregoing sentence.

















                                   Page E-22

                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

Notice to the Shareholder shall be sufficient if given to:

                                    Martin Hoffman
                                    4350 Player Street
                                    Hollywood, FL  33021
                                    Facsimile: (954) 923-0060

         With a copy to:            John P. Fenner, Esq.
                                    3998 FAU Boulevard
                                    Suite 200
                                    Boca  Raton, FL 33431
                                    Facsimile: (561) 620-8569

Notice to the Company shall be sufficient if given to:

                                   The Publishing Company of North America, Inc. 186 P.C.N.A. Parkway
                                   Lake Helen, FL  32744
                                   Facsimile: (904) 228-0271
                                   Attention:  Peter S. Balise, President

         With a copy to:           Michael Harris, P.A.
                                   1645 Palm Beach Lakes Blvd., Suite 550
                                   West Palm Beach, FL 33401
                                   Facsimile:  (561) 478-1817
                                   Attention:  Michael D. Harris, Esq.

         7.8 Oral Evidence. This Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.

         7.9 Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

         7.10 Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Volusia County, Florida (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding the parties agree to provide all discovery deemed necessary by the arbitrator. The decision and award


                                   Page E-23

                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

         7.11 Tax Returns. The Shareholder agrees to file or cause to have filed any federal, state, and local tax returns as required for the Company from the time of its incorporation until the Closing Date. A copy of all such returns will be provided to the Company as soon as practicable after their filing.


         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed under seal as of the date first above written.


                       The Publishing Company of North America, Inc.


                       By:  /s/ Peter S. Balise
                            -----------------------------------
                            Peter S. Balise, President


                       By:  /s/ Martin Hoffman
                            ---------------------------------------
                            Martin Hoffman, sole shareholder of rfpNOW.com, inc.













                                   Page E-24

                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

                                 SCHEDULE 1.2(A)
                                 ---------------

                          CONTRACTS OF RFPNOW.COM, INC.
                          -----------------------------

"Contracts" means all contracts, agreements and other arrangements whether written or oral, to which rfpNOW.com, inc. is a party as to which the breach, non-performance, failure to renew, or cancellation could have a material adverse effect on the Assets, which Contracts are: there are two contracts with outside authors which require crosslinks, in their materials, with the authors websites.


































                                   Page E-25

                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000


                                 SCHEDULE 1.2(B)
                                 ---------------

                    INTELLECTUAL PROPERTY OF RFPNOW.COM, INC.
                    -----------------------------------------





































                                   Page E-26

                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000



                                 SCHEDULE 1.2(C)
                                 ---------------

               TANGIBLE AND INTANGIBLE ASSETS OF RFPNOW.COM, INC.
               --------------------------------------------------

TANGIBLE ASSETS
---------------


INTANGIBLE ASSETS
-----------------

A. Twenty-six (26) completed consumer-oriented articles, each covering an area of the law listed below, in Oracle and electronic text format:

1.       Annulment
2.       Attorneys and Fees
3.       Automobile Accidents
4.       Bankruptcy
5.       Business Organizations
6.       Child Custody, Visitation and Support
7.       Consumer Protection
8.       Corporations
9.       Courts and Legal System
10.      Criminal Law and Procedure
11.      Divorce
12.      Estate Planning
13.      Home Purchase and Sale
14.      Intellectual Property
15.      Malpractice
16.      Marriage
17.      Medicare and Medicaid
18.      Mortgages
19.      Personal Injury/Accidents
20.      Powers of Attorney/Living Wills
21.      Product Liability
22.      Social Security
23.      Trusts
24.      Wills
25.      Worker's Compensation
26.      U.S. Immigration

(At the end of each article, a list will be included of relevant terms that are intended to be incorporated as part of a boolean search for content.)


                                   Page E-27

                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000

B. The total content of the Legal Q & A section now featured on the Lawyerpages.com Web site, comprising 36 topic areas, including Hiring an Attorney, as follows:

       ABORTION                                      ESTATE PLANNING-ESTATE AND
       --------                                      --------------------------
       ACCIDENTS-NEGLIGENCE                          GIFT TAX
       --------------------                          --------
       ADOPTION                                      HEALTH INSURANCE
       --------                                      ----------------
       AUTOMOBILE INSURANCE                          HOMEOWNERS INSURANCE
       --------------------                          --------------------
       BANKRUPTCY                                    IMMIGRATION
       ----------                                    -----------
       CHILD CUSTODY                                 INSURANCE
       -------------                                 ---------
       CHILDREN                                      LANDLORD-TENANT
       --------                                      ---------------
       CORPORATIONS-BUSINESS                         LIFE INSURANCE
       ---------------------                         --------------
       COURTS AND LEGAL SYSTEM                       MALPRACTICE
       -----------------------                       -----------
       CREDIT                                        MARRIAGE
       ------                                        --------
       CRIMINAL LAW                                  MEDICARE
       ------------                                  --------
       DEATH ISSUES                                  MORTGAGES
       ------------                                  ---------
       DISABILITY INSURANCE                          REAL ESTATE-HOME PURCHASE
       --------------------                          -------------------------
       DISCRIMINATION-AMERICANS WITH DISABILITIES    SOCIAL SECURITY
       -------------------------------------------   ---------------
       ACT (ADA)                                     TITLE INSURANCE
       ---------                                     ---------------
       DIVORCE-ANNULMENT                             TRUSTS
       -----------------                             ------
       DOMESTIC VIOLENCE                             WILLS AND PROBATE
       -----------------                             -----------------
                                                     WORKERS COMPENSATION
                                                     --------------------


C. The entire legal dictionary now featured on the Lawyerpages.com web site, in its most recent revision.


                                   Page E-28

                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000


                                 SCHEDULE 1.2(D)
                                 ---------------

                    RECORDS AND DOCUMENTS OF RFPNOW.COM, INC.
                    -----------------------------------------
































                                   Page E-29

                               ATTORNEYS.COM, INC.
                        FORM 10-QSB - SEPTEMBER 30, 2000


                                 SCHEDULE 3.1(I)
                                 ---------------

                            PERMITTED USE OF CONTENT
                            ------------------------


1) The Company grants to the Shareholder, to rfpNOW.com, inc., and to Findacorp, Inc. (collectively, "Findacorp"), an irrevocable and non-transferable five-year license allowing Findacorp to continue to feature on the Lawyerpages.com web site, the current Legal Q & A content section now featured on the Lawyerpages.com Web site.

2) The Company grants to Findacorp an irrevocable and non-transferable five-year license allowing Findacorp to continue to feature on the Lawyerpages.com web site, the current legal dictionary content now featured on the Lawyerpages.com web site.































                                   Page E-30